

Second Quarter 2026

BWFG Investor Presentation

July 23, 2026

Bankwell

Bankwell

Important note regarding forward-looking statements:

Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management's plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as "believe," "expect," "anticipate," "plan," "estimate," "should," "intend," "target," "outlook," "project," "guidance," "forecast," or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company's most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference.

Trademarks:

All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners.

Presentation:

Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding.

Non-GAAP Measures:

This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation.

Second Quarter 2026 Highlights

Key Highlights

- $128 million increase in core deposits vs. LQ, including $72 million in Noninterest bearing & NOW deposits
- $93 million increase in loans vs. LQ, on ~$326 million of originations ($26 million SBA)
- $3.3 million in non-interest income, driven by $2.4 million of gains on sales of SBA loans
- 3.58% net interest margin, up 30 basis points vs. LQ, driven by a 16 basis point reduction in deposit costs and an 11 basis point increase in earning asset yields
- 47.5% efficiency ratio for the quarter (51.4% year to date), with revenue growth and expense management driving positive operating leverage
- Tangible Book Value per share increased to $40.25

Key Performance Metrics

Net Income	$12.4 million
Diluted Earnings Per Share	$1.52
PPNR	$17.5 million
ROAA	1.46%
ROATCE	15.61%
Efficiency Ratio	47.5%

Second Quarter 2026 Reported Results

Bankwell Financial Group, Inc.
($ in millions, except per share data)

	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024
Net Interest Income	$ 29.5	$ 26.9	$ 26.9	$ 26.0	$ 23.9	$ 22.1	$ 20.2	$ 20.7	$ 21.2
Provision (Credit) for Credit Losses	1.2	(1.0)	0.6	0.4	(0.4)	0.5	4.5	6.3	8.2
Total Noninterest Income	3.3	3.3	3.4	2.5	2.0	1.5	1.0	1.2	0.7
Total Revenue	**32.8**	**30.2**	**30.3**	**28.5**	**25.9**	**23.6**	**21.2**	**21.9**	**21.9**
Total Noninterest Expenses	**15.3**	**16.9**	**15.5**	**14.6**	**14.5**	**14.1**	**12.6**	**12.9**	**12.2**
Income before Taxes	16.3	14.4	14.2	13.5	11.8	9.0	4.1	2.7	1.5
Net Income	**12.4**	**11.3**	**9.1**	**10.1**	**9.1**	**6.9**	**3.0**	**1.9**	**1.1**
Diluted Earnings Per Share	**1.52**	**1.41**	**1.15**	**1.27**	**1.15**	**0.87**	**0.37**	**0.24**	**0.14**
Total Assets	**3,475.6**	**3,373.9**	**3,359.9**	**3,244.0**	**3,236.6**	**3,183.9**	**3,268.6**	**3,161.1**	**3,141.7**
Gross Loans Receivable (ex. HFS)	2,955.5	2,862.3	2,835.1	2,714.0	2,665.0	2,641.0	2,702.0	2,619.3	2,652.8
Allowance for Credit Losses on Loans & Leases	(30.6)	(29.6)	(30.7)	(30.0)	(29.3)	(29.5)	(29.0)	(27.8)	(36.1)
All Other Assets	550.7	541.2	555.4	559.9	600.9	572.4	595.5	569.5	525.0
Total Liabilities	**3,152.1**	**3,062.0**	**3,058.4**	**2,951.2**	**2,953.3**	**2,908.7**	**2,998.0**	**2,893.2**	**2,874.7**
Total Deposits	3,000.5	2,885.2	2,829.5	2,757.4	2,759.3	2,750.4	2,787.6	2,688.2	2,662.4
Borrowings	99.8	129.8	179.7	144.6	144.6	109.5	159.5	159.4	159.3
Other Liabilities	51.7	47.0	49.2	49.1	49.4	48.7	50.9	45.6	53.0
Total Shareholders' Equity	**323.5**	**311.9**	**301.5**	**292.8**	**283.3**	**275.2**	**270.5**	**267.9**	**267.0**
Net Interest Margin	**3.58%**	**3.28%**	**3.40%**	**3.34%**	**3.10%**	**2.81%**	**2.60%**	**2.72%**	**2.75%**
PPNR ROAA[1]	**2.07%**	**1.60%**	**1.80%**	**1.70%**	**1.43%**	**1.18%**	**1.05%**	**1.13%**	**1.22%**
Effective Tax Rate	24%	22%	36%[2]	25%	23%	23%	27%	29%	24%
Noninterest Expense to Average Assets	1.80%	2.03%	1.87%	1.80%	1.83%	1.76%	1.56%	1.62%	1.55%

Bankwell

[1] A non-GAAP metric. See the Appendix and BWFG's 2Q26 Earnings Release, "Non-GAAP Financial Measures" section for additional detail

[2] Includes $1.5 million one-time adjustment to income tax provision, See the Appendix and BWFG's 4Q25 Earnings Release, "Non-GAAP Financial Measures" section for additional detail

Maintaining Our Strong Balance Sheet

Dollars in millions


1.7X Liquidity Coverage
$1,858
Unencumbered Securities
$177
Unencumbered Cash
$200
Borrowing Capacity[1]
$1,481
$1,089
Liquidity
Uninsured Deposits


Well Above Capital Minimums[2]
Bank
Consolidated
Minimum + buffer
11.66%
10.58%
12.70%
13.92%
10.36%
9.41%
CET1 / RWA
TRBC / RWA
Leverage

Ample Liquidity

- $1,911 million total insured deposits includes:
  - $1,831 million FDIC-insured deposits
  - $80 million deposits secured by FHLB LOCs (municipal deposits)
- 10.9% Primary Liquidity on balance sheet
- Stable insured deposit base

Capital Generation

- Additional 2Q26 ratios:
  - 9.24% TCE ratio
  - 343% CRE Concentration Ratio
  - 40% Construction Concentration Ratio
- Approximately 202,000 shares remaining available for repurchase under current plan

Bankwell

[1] Bank lines, including FHLB & FRB
[2] Estimates, pending FRY9C & FDIC call report filings

Strong Loan Originations

Dollars in millions



Total Funding
Total Runoff
Net Loan Growth
$421
$43
($378)
$423
($13)
($436)
$134
$871
($737)
$120
$490
($370)
2023
2024
2025
2Q26

- 2025 net loan growth of $134 million was achieved despite record runoff of ~$0.7 billion, reflecting a healthy recycling of the book into higher-yielding credits
- $120 million, or 4.2%, net loan growth in 1H'26 on continued origination momentum
- Disciplined origination and proactive exits of less attractive credits support margin expansion and portfolio quality

Favorable Deposit Trends

Dollars in millions


Ending Balances
Core Deposits 1
Non Core Deposits
$2,759
$2,757
$2,829
$2,885
$3,001
31%
$846
31%
$849
28%
$801
26%
$744
24%
$732
69%
$1,913
69%
$1,909
72%
$2,028
74%
$2,141
76%
$2,269
2Q25
3Q25
4Q25
1Q26
2Q26

NIB & NOW Deposits				
$515	$482	$494	$533	$605

- Core deposits grew $128 million, or 6%, sequentially and $356 million, or 19%, year-over-year
- Noninterest bearing (NIB) and NOW deposit balances increased $72 million sequentially and $90 million, or 17%, year-over-year
  - NIB balances rose $44 million, or 10%, sequentially

1 Core deposits include DDA, NOW, Money Market, Savings, and non-brokered Time Deposits ≤ $250,000

Net Interest Margin Expansion

Dollars in millions



NIM
Loan Yield
Deposit Cost
3.10%
3.34%
3.40%
3.28%
3.58%
6.58%
6.71%
6.63%
6.56%
6.66%
3.40%
3.30%
3.15%
3.10%
2.94%
2Q25
3Q25
4Q25
1Q26
2Q26

Favorable Trends

- 2026 loan origination yields ~55 basis points favorable to runoff
- Deposit costs trending lower on time deposits repricing and an improving deposit mix
- June 2026 deposit 'exit rate' of 2.86%

Reduced Exposure to Short Term Rates

Loan Sensitivity



Adjustable
8%
Fixed
68%
Float
23%
4Q24
Adjustable
7%
Fixed
50%
Float
43%
2Q26

Deposit Sensitivity



IB Non Mat
36%
Time
49%
NIB & NOW
15%
4Q24
IB Non Mat
42%
NIB & NOW
20%
Time
37%
2Q26

- ~$1.3 billion, or ~43%, of loans now floating rate, providing balanced sensitivity across a range of rate scenarios
- Time deposits declining as a share of funding, reducing reliance on rate-sensitive, repricing-driven balances
- Noninterest Bearing (NIB) & NOW deposits expanding, providing a stable, low-cost (~4 bps) core that anchors funding across rate scenarios
- Positioning reduces reliance on any single rate outcome; earnings are less exposed to the direction of future Fed moves

Loan Portfolio Diversification

June 30, 2026 Loan Portfolio
$2,960 million



Other
2.4%
Commercial
Const.
5.2%
Residential
1.0%
C&I
24.2%
CRE Investor
39.0%
CRE Owner
Occupied
28.2%

Positive Long Term Trends



CRE Investor
CRE O/O + C&I
CRE Concentration
45.5%
44.9%
45.8%
51.0%
52.4%
425%
397%
375%
344%
343%
45.8%
45.2%
43.4%
39.8%
39.0%
4Q22
4Q23
4Q24
4Q25
2Q26

Credit Trends

Dollars in millions

	2Q25		3Q25		4Q25		1Q26		2Q26	
Risk Rating	Balance	%	Balance	%	Balance	%	Balance	%	Balance	%
1-5 "Pass"	$2,523	94.5%	$2,609	96.0%	$2,711	95.5%	$2,724	95.0%	$2,846	96.2%
6 "Special Mention"	$120	4.5%	$90	3.3%	$80	2.8%	$98	3.4%	$67 [1]	2.3%
7 "Substandard"	$26	1.0%	$19	0.7%	$48	1.7%	$44	1.5%	$46	1.6%
8 "Doubtful"	$0	0.0%	$0	0.0%	$0	0.0%	$0	0.0%	$0	0.0%
Total Gross Loans	**$2,669**		**$2,718**		**$2,840**		**$2,867**		**$2,960**	
Non-performing Loans	$23.9		$17.0		$16.3		$19.0		$15.9	
% of Total Loans	0.89%		0.62%		0.57%		0.66%		0.54%	
Non-performing Assets	$25.2		$18.2		$16.3		$19.0		$15.9	
% of Total Assets	0.78%		0.56%		0.49%		0.56%		0.46%	

Allowance for Credit Losses (ACL)


Allowance for credit losses
ACL / Loans
$29.3
$30.0
$30.7
$29.6
$30.6
1.10%
1.10%
1.08%
1.03%
1.03%
2Q25
3Q25
4Q25
1Q26
2Q26

Net Charge Offs (Recoveries)


($0.1)
($0.3)
($0.0)
$0.2
($0.0)
2Q25
3Q25
4Q25
1Q26
2Q26

[1] 98.6% of Risk Rated 6 loans are current on payments, 88.0% are guaranteed by ultra-high net worth sponsors.

Building Non-interest Income

Dollars in millions

SBA activity diversifying and strengthening the non-interest income base


Non-interest Income Quarterly Trends
$2.0
$1.1
$2.5
$1.4
$3.4
$2.2
$3.3
$2.4
$3.3
$2.4
SBA Gain on Sale Income
2Q25
3Q25
4Q25
1Q26
2Q26

Non-interest Income / Total Revenue	2Q25	3Q25	4Q25	1Q26	2Q26
	7.8%	8.8%	11.1%	11.1%	10.0%

Efficient Operating Model

Dollars in millions


Total Assets Per Employee
Bankwell
Peer Median[1]
Bankwell's Efficiency Ratio
56.1%
51.4%
50.8%
55.8%
47.5%
$20.2
$9.1
$20.0
$9.2
$20.1
$9.5
$19.1
$9.6
$19.2
2Q25
3Q25
4Q25
1Q26
2Q26

- Assets per employee remain well above peer levels, reflecting meaningful scale relative to current staffing
- 47.5% efficiency ratio for the quarter (51.4% year to date), with revenue growth and expense management driving positive operating leverage

[1] As reported by S&P Global Market Intelligence. Peers include publicly-traded banks headquartered in the Mid-Atlantic and Northeast regions with total assets between $1 billion and $5 billion. 2Q26 Peer data not available.

Questions?







Appendix

Loan Portfolio Overview

Dollars in millions

June 2026 Yields[1] by Vintage



7.32%
2025
7.16%
2026
7.00%
2024
5.28%
Pre 2022
7.24%
2023
6.26%
2022

June 2026 Balances By Rate Structure



Adjustable
7%
Float
43%
Fixed
50%

Total Loan Portfolio = $2,960 million

- 6.51% weighted average yield[1]
- Floating rate loans comprise 43% of portfolio, compared with just 23% at the end of 2024

Loan Maturities & Contractual Repricing

Excluding floating rate loans

Year	Maturity	Rate Reset	Total	Weighted Yield	% Total Loans
2026	$435	$31	$466	5.82%	16%
2027	$304	$39	$343	5.19%	12%
2028	$213	$27	$240	6.34%	8%
2029+	$534	$105	$639	5.91%	22%
Total	**$1,486**	**$202**	**$1,688**	**5.80%**	

[1] Yields are the 'spot' values as of June 30th, 2026

CRE Loan Portfolio[1]

Dollars in millions

Total CRE Portfolio = $1,990 million

- 58% Non-Owner Occupied
- 63% weighted average LTV[2]
- 76% of loan balances have recourse

Loans Maturing or Repricing[3] in 2026 – 2027

Excluding floating rate loans

Property Type	Investor	Owner Occupied	Total
Residential Care	--	$161	$161
Retail	$119	$4	$123
Office	$80	$5	$85
Multifamily	$75	--	$75
All Other	$188	$32	$220
Total	**$463**	**$201**	**$664**

By Property Type



Special Use 2%
Other 3%
Medical Office 4%
Mixed Use 6%
Industrial Warehouse 6%
Office 7%
MultiFamily 16%
Retail 16%
Residential Care 40%

By Geography



All Oth 20%
CT 23%
NJ 5%
PA 5%
TX 6%
OH 6%
FL 14%
NY 22%

[1] Includes Owner Occupied CRE, does not include Construction
[2] LTVs based on original LTV values, at origination
[3] Loans subject to repricing generally have a floor of not less than the original rate

Select CRE Sectors[1]

Dollars in millions

CRE Office : $137 million exposure 5% of total loan portfolio

- 42 loans with $3.3 million average balance
- 69% located in Bankwell's primary market
- Out of primary market loans are generally either GSA-leased, credit tenants, or owner-occupied
- Loans maturing or have a rate reset as follows:

Year	Balance	Count
2026	$59	9
2027	$28	12
2028	$1	2
2029+	$49	19
Total	**$137**	**42**



Geography
FL $2.1
CT - Fairfield County $44.7
CT - All Other $3.4
GA $12.3
TX $27.9
NY - Westchester County $9.9
NY - NYC $8.3
NJ $28.3

CRE Multifamily : $329 million exposure 11% of total loan portfolio

- 63 loans with $5.2 million average balance
- 21% in New York City:

NYC Multifamily	Balance	Loan Count	%
Brooklyn	$38.8	5	55.8%
Bronx	$20.0	1	28.8%
Manhattan	$5.9	2	8.5%
Queens	$4.8	1	7.0%
Total	**$69.5**	**9**	**100%**

- $16 million has either rent control or rent stabilized units (0.5% of total loan portfolio); $9 million guaranteed by sponsor with $1+ billion net worth and $0.5+ billion liquidity



Geography
NJ $7.0
CT - Fairfield County $48.8
PA $22.5
NY - Rockland County $22.2
CT - New Haven County $99.0
AL $38.2
NY - NYC $69.5
CT - All Other $21.5

[1] Includes Owner Occupied CRE

C&I Loan Portfolio[1]

Total C&I Portfolio = $716 million

By Industry Type


Manufacturing 2%
Retail Trade 2%
Arts, Entertainment & Recreation 2%
Admin & Support, Waste Mgmt, Remediation Svcs 2%
Other 9%
Real Estate and Rental/Leasing 12%
Health Care & Social Assistance 39%
Finance 11%
Insurance (Primarily Brokers) 21%

- 97% of C&I portfolio has recourse
- 100% of Healthcare loans have recourse
  - Primarily consists of working capital lines secured by government accounts receivable
- Insurance lending primarily to brokers of home and auto insurance

[1] Does not Include Owner Occupied CRE

Combined Healthcare

Dollars in millions

$1,085 million combined Healthcare portfolio

- Consists primarily of skilled nursing facilities located across the US
- Healthcare lending team has more than 20 years of industry experience
- High touch service model attracts desirable ultra-high net worth Healthcare borrowers
- 100% of Skilled Nursing Lending has recourse
- Focused on originating Healthcare loans in the most desirable states with:
  - Higher average occupancy
  - Low denial of payment rates for Medicaid
  - Strong senior demographic trends
  - Certificate of need programs

CRE Skilled Nursing Facility By State


All Other 18%
FL 34%
VA 3%
IN 3%
PA 4%
AL 5%
NY 7%
TX 9%
OH 17%

Healthcare Portfolio Composition


Recovery 9%
Other[1] 6%
Assisted Living 8%
Skilled Nursing Facilities 77%

[1] Includes Physicians and Social/Family Services

Lower Brokered Deposit Dependence

Dollars in millions


Brokered deposit balances reduced $520 million from peak
$2,801
$1,027
$1,774
$2,737
$952
$1,785
$2,788
$705
$2,083
$2,829
$559
$2,270
$3,001
$507
$2,494
2022
2023
2024
2025
2Q26
Non-Brokered
Brokered

Reconciliation of non-GAAP Metrics

Dollars in thousands

	As of				
Computation of Fully Diluted Tangible Book Value per Common Share	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Total shareholders' equity	$ 323,500	$ 311,866	$ 301,489	$ 292,791	$ 283,290
Less:					
Preferred stock	--	--	--	--	--
Common shareholders' equity	$ 323,500	$ 311,866	$ 301,489	$ 292,791	$ 283,290
Less:					
Goodwill	2,589	2,589	2,589	2,589	2,589
Other intangibles	--	--	--	--	--
Tangible common shareholders' equity	$ 320,911	$ 309,277	$ 298,900	$ 290,202	$ 280,701
Common shares issued and outstanding	7,973,180	7,973,180	7,899,943	7,877,443	7,873,387
Fully Diluted Tangible Book Value per Common Share	$ 40.25	$ 38.79	$ 37.84	$ 36.84	$ 35.65

	As of				
Computation of Tangible Common Equity to Tangible Assets	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Total Equity	$ 323,500	$ 311,866	$ 301,489	$ 292,791	$ 283,290
Less:					
Goodwill	2,589	2,589	2,589	2,589	2,589
Other intangibles	--	--	--	--	--
Tangible Common Equity	$ 320,911	$ 309,277	$ 298,900	$ 290,202	$ 280,701
Total Assets	$ 3,475,570	$ 3,373,859	$ 3,359,859	$ 3,243,963	$ 3,236,593
Less:					
Goodwill	2,589	2,589	2,589	2,589	2,589
Other intangibles	--	--	--	--	--
Tangible Assets	$ 3,472,981	$ 3,371,270	$ 3,357,270	$ 3,241,374	$ 3,234,004
Tangible Common Equity to Tangible Assets	9.24 %	9.17 %	8.90 %	8.95 %	8.68 %

Reconciliation of non-GAAP Metrics

Dollars in thousands

	For the Quarter Ended				
Pre Provision Net Revenue (PPNR)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Net interest income	$ 29,503	$ 26,886	$ 26,946	$ 25,987	$ 23,936
Total noninterest income	3,280	3,343	3,376	2,495	2,012
Total revenues	32,783	30,229	30,322	28,482	25,948
Less Total noninterest expense	15,255	16,889	15,470	14,631	14,546
PPNR	$ 17,528	$ 13,340	$ 14,852	$ 13,851	$ 11,402

Bankwell Financial Group (Nasdaq: BWFG)

Current Footprint


New Milford
Waterbury
Newburgh
Danbury
New Haven
New Croton Reservoir
Bridgeport
White Plains
Greenwich
Stamford
Yonkers
Hicksville
Levittown
Brentwood
West Babylon
New York

At A Glance (as of June 30, 2026)

$3.5B Total Assets	$3.0B Loans
$0.32B Equity	$3.0B Deposits
51.4% Year-to-Date Efficiency Ratio	~181 Employees
9.24% TCE Ratio	10.58%[1] Consolidated CET1 Ratio

[1] Estimate, pending FRY9C filing.

